Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Addentax Group Corp. (the “Company”) on Form 10-K for the period ending March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hong Zhida, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 3, 2017

/s/ Hong Zhida
Hong Zhida
Chief Executive Officer,
President and Director

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Addentax Group Corp. (the “Company”) on Form 10-K for the period ending March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hong Zhida, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 3, 2017

/s/ Hong Zhida
Hong Zhida
Chief Financial Officer